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                         SEC FILE NOS. 033-02610/811-04550

                               THE MAINSTAY FUNDS

                          MainStay Research Value Fund

                       Supplement dated December 12, 2001
                       to the Prospectus dated May 1, 2001


This Supplement updates certain information contained in the above-dated Prospectus of The MainStay Funds regarding the MainStay Research Value Fund (the "Fund"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Fund at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

1. Effective immediately, the Principal Investment Strategy for the Fund has been amended to reflect that of the at least 80% of its total assets that it normally invests in common stocks and other securities having equity characteristics issued by companies with market capitalizations of greater than $2 billion, 20% of such assets may be invested in foreign securities. Accordingly, the Principal Investment Strategy for the Fund is restated, in its entirety, as follows:

                  The Fund normally invests at least 80% of its total assets in common stocks and other securities having equity characteristics issued by companies with market capitalizations of greater than $2 billion, where up to 20% of such portion may be invested in foreign securities. Securities with equity characteristics include:

                  - convertible debt,

                  - convertible preferred securities,

                  - preferred stocks, and

                  - warrants and rights.

                  The Fund's Subadvisor, John A. Levin & Co., Inc., generally seeks to select securities it believes are undervalued in relation to their intrinsic value as indicated by the earnings and cash flow potential or the asset value of the respective issuers. The Subadvisor also considers growth and new products on a selective basis.

2. In addition, the statement "The Subadvisor may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in
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the condition and outlook for any particular issuer's industry sector," as set forth in the Investment Process section of the Fund's disclosure, has been revised and restated as follows:

                  The Subadvisor may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook for any particular issuer's industry sector.

3. In addition, the disclosure set forth in the Principal Risks section of the Fund's disclosure has been revised to include the following:

                  Since the Fund invests in foreign securities, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.